SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.      )

Filed by the registrant       / X /

Filed by a party other than the registrant     /   /

Check the appropriate box:

/   /Preliminary proxy statement

/ X / Definitive proxy statement

/   / Definitive additional materials

/   / Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

OPPENHEIMER QUEST CAPITAL VALUE FUND, INC.
------------------------------------------------------------
(Name of Registrant as Specified in Its Charter)

OPPENHEIMER QUEST CAPITAL VALUE FUND, INC.
------------------------------------------------------------
(Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):

/   / $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1) or
      14a-6(j)(2).

/   / $500 per each party to the controversy pursuant to Exchange
      Act Rule 14a-6(i)(3).

/   / Fee Computed on table below per Exchange Act Rules 14a
      -6(i)(4) and 0-11.

(1) Title of each class of securities to which transaction applies:

(2)  Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11: 1

(4)  Proposed maximum aggregate value of transaction:

/   / Check box if any part of the fee is offset as provided by
      Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)  Amount previously paid:

(2)  Form, schedule or registration statement no.:

(3)  Filing Party:

(4)  Date Filed:

--------------------
1 - Set forth the amount on which the filing fee is calculated and state how it was determined.

                OPPENHEIMER QUEST CAPITAL VALUE FUND, INC.

           Two World Trade Center, New York, New York 10048-0203

               Notice Of Meeting Of Shareholders To Be Held

                              April 30, 1997

To The  Shareholders of Oppenheimer Quest Capital Value Fund, Inc.:

Notice is hereby given that a Meeting of the Shareholders of Oppenheimer Quest Capital Value Fund, Inc. (the "Fund"), will be held at 6803 South Tucson Way, Englewood, Colorado, 80112, at 10:00 A.M., Denver time, on April 30, 1997, or any adjournments thereof, for the following purposes:

To be voted on by holders of:

Class  Class   Class
A      B       C
Shares Shares  Shares

    X      X       X   (a) To approve changes to certain of the
                       Fund's fundamental investment policies.
                       Proposal also includes changes to the
                       investment objective.  (Proposal No. 1);

   X      X       X    (b) To approve a Subadvisory Agreement
                       between the Manager and OpCap Advisors
                       (Proposal No. 4);

    X      X       X   (c) To transact such other business as may
                       properly come before the Meeting, or any adjournments thereof.

Shareholders of record at the close of business on March 14, 1997, are entitled to vote at the Meeting. The Proposals are more fully discussed in the Proxy Statement. Please read it carefully before telling us, through your proxy or in person, how you wish your shares to be voted. The Board of Directors of the Fund recommends a vote and in favor of each Proposal. WE URGE YOU TO MARK, SIGN, DATE AND MAIL THE ENCLOSED PROXY PROMPTLY.

By Order of the Board of Directors,

Andrew J. Donohue, Secretary
March 24, 1997
_________________________________________________________________
Shareholders who do not expect to attend the Meeting are asked to indicate voting instructions on the enclosed proxy and to date, sign and return it in the accompanying postage-paid envelope. To avoid unnecessary duplicate mailings, we ask your cooperation in promptly mailing your proxy no matter how large or small your holdings may be.
                OPPENHEIMER QUEST CAPITAL VALUE FUND, INC.
           Two World Trade Center, New York, New York 10048-0203

                              PROXY STATEMENT

                          Meeting of Shareholders
                         To Be Held April 30, 1997

This Proxy Statement is being furnished to the shareholders of Oppenheimer Quest Capital Value Fund, Inc. (the "Fund"), in connection with the solicitation by the Board of Directors of the Fund (the "Board of Directors") of proxies to be used at a meeting (the "Meeting") of shareholders of the Fund to be held at 6803 South Tucson Way, Englewood, Colorado, 80112, at 10:00 A.M., Denver time, on April 30, 1997, or any adjournments thereof. It is expected that the mailing of this Proxy Statement will be made on or about March 31, 1997. For a free copy of the Fund's annual report for its most recent fiscal year ended December 31, 1996, call OppenheimerFunds Services, the Fund's transfer agent, at 1-800-525-7048.

The enclosed proxy, if properly executed and returned, will be voted (or counted as an abstention or withheld from voting) in accordance with the choices specified thereon, and will be included in determining whether there is a quorum to conduct the Meeting.
If a shareholder executes and returns a proxy but fails to indicate how the votes should be cast, the proxy will be voted in favor of each Proposal.

Shares owned of record by broker-dealers for the benefit of their customers ("street account shares") will be voted by the broker-dealer based on instructions received from its customers. If no instructions are received, the broker-dealer may (if permitted under applicable stock exchange rules) as record holder vote such shares on the Proposals in the same proportion as that broker-dealer votes street account shares for which voting instructions were received in time to be voted. A "broker non-vote" is deemed to exist when a proxy received from a broker indicates that the broker does not have discretionary authority to vote the shares on that matter. Abstentions and "broker non-votes" will be counted as present for purposes of determining a quorum and will have the same effect as a vote against the Proposal.

The proxy may be revoked at any time prior to the voting by: (1) writing to the Secretary of the Fund at Two World Trade Center, New York, New York, 10048-0203; (2) attending the Meeting and voting in person; or (3) signing and returning a new proxy (if returned and received in time to be voted).

In the event a quorum does not exist as to one or more classes of shares of the Fund on the date originally scheduled for the Meeting or, subject to approval of the Board of Directors, for other reasons, one or more adjournments of the Meeting may be sought by the Board of Directors. Any adjournment would require a vote in favor of the adjournment by the holders of a majority of the shares present at the Meeting (or any adjournment thereof) in person or by proxy. The persons named as proxies will vote all shares represented by proxies which they are required to vote in favor of the Proposal, in favor of adjournment, and will vote all shares which they are required to vote against the Proposal, against an adjournment.

The expenses of the Meeting relating to the approval of the Subadvisory Agreement between the Fund's investment adviser, OppenheimerFunds, Inc. (the "Manager"), and the Fund's sub-adviser OpCap Advisors (the "Sub-Adviser"), will be borne by the Sub-
Adviser.   The remainder of the expenses of the Meeting will be
paid by the Fund. Expenses of the Meeting are expected to include: the cost of printing and distributing these proxy materials; the solicitation of proxies by mail and by officers or employees of the Fund's transfer agent, personally or by telephone or telegraph; and any requirement that brokers, banks and other fiduciaries forward soliciting material to their principals and obtain authorization for the execution of proxies. The Fund may retain a proxy solicitor to assist in the solicitation of proxies primarily by contacting shareholders by telephone and telecopy for a fee plus reasonable out-of-pocket expenses. The cost of such proxy solicitor will be deemed an expense of the Meeting.

Shareholders may be called to ask if they would be willing to have their votes recorded by telephone. The telephone voting procedure is designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been recorded properly. The Fund has been advised by counsel that these procedures are consistent with the requirements of applicable law. Shareholders voting by telephone would be asked for their social security number or other identifying information and would be given an opportunity to authorize proxies to vote their shares in accordance with their instructions. To ensure that the shareholders' instructions have been recorded correctly they will receive a confirmation of their instructions in the mail. A special toll-free number will be available in case the information contained in the confirmation is incorrect. Although a shareholder's vote may be taken by telephone, each shareholder will receive a copy of this Proxy Statement and may vote by mail using the enclosed proxy card.

Shares Outstanding and Entitled to Vote. The Board of Directors has fixed the close of business on March 14, 1997 as the record date (the "Record Date") for the determination of shareholders entitled to notice of, and to vote at, the Meeting. On the Record Date, there were 11,723,473.618 shares of the Fund issued and outstanding, consisting of 11,717,916.914 Class A shares, 1,808.508 Class B shares and 3,748.196 Class C shares. Each Class A, Class B and Class C share of the Fund has voting rights as stated in this Proxy Statement and is entitled to one vote for each share (and a fractional vote for a fractional share) held of record on the Record Date. On the Record Date, the only entities owning of record or known by management of the Fund to be the beneficial owner of 5% or more of the outstanding shares of any class of the Fund's shares were: Oppenheimer & Co, 51 Mercedes Way, Edgewood, New York 11717-8368, 2,893,372.134 Class A shares (25.09% of that
Class); Smith Barney, Inc. 333 West 34th Street, New York, New York 10001-2402, 1,059,997.513, Class A shares (9.12% of that Class);
Merrill Lynch Pierce Fenner & Smith, Inc., 4800 Deer Lake Drive East, 3rd Floor, Jacksonville Florida 32246-6484, 687, 897 Class A shares (5.94% of that Class); Charles Schwab & Co., Inc. 101 Montgomery, 10th Floor, San Francisco, California 94104, 612,173.652 Class A shares (5.39% of that Class); PaineWebber FBO the Gaeto Family Trust, 15325 Winding Creek Drive, Tampa, Florida 33613-1208, 188.375 Class B shares (10.41% of that Class);
Donaldson, Lufkin Jenrette Securities Corporation, Inc., P.O. Box 2052, Jersey City, New Jersey 07303-9998, 175 Class B shares (9.67% of that Class); Margaret E. Thompkins, 198 Parsippany Road, Whippany, New Jersey 07981-128, 135.245 Class B shares (7.47% of that Class); Oppenheimer & Co., Inc. FBO 390-50499-16, Church Street Station, New York, New York 10008-8484, 699 Class C shares (18.64% of that Class); and Oppenheimer & Co., Inc. FBO 390-50500-13, Church Street Station, New York, New York 10008-8484, 465 Class C shares (12.40% of that Class). The Manager has been advised that the shares held by Merrill Lynch are for the sole benefit of their customers.


                   APPROVAL OF CHANGES TO CERTAIN OF THE
                  FUND'S FUNDAMENTAL INVESTMENT POLICIES
                             (Proposal No. 1)

The Fund has an investment objective and certain investment policies that are fundamental and are therefore changeable only by the vote of a "majority" (as defined in the Investment Company Act) of the outstanding voting securities of the Fund. It is proposed that the Fund's investment objective be revised to more accurately reflect the Fund's actual objective. The investment objective, as revised, will remain a fundamental policy. With respect to the fundamental investment policies set forth below, the Manager proposes that certain be considered non-fundamental and others be revised or eliminated, all as discussed below.

A vote in favor of this Proposal shall be a vote in favor of all proposed changes described in this Proposal. If approved, the effective date of this Proposal may be delayed until the Fund's Prospectus or Statement of Additional Information is updated to reflect these changes. If shareholders do not approve this Proposal, the proposed changes with respect to the Fund's investment objective and the investment policies described below will not be implemented at this time. The Board of Directors, including a majority of the Directors who are not "interested persons" of the Fund, at a meeting held on February 28, 1997, determined that the proposed changes described below are appropriate and recommends approval by the Fund's shareholders.

Change of Fundamental Investment Policies to Non-Fundamental Investment Policies. With respect to the following fundamental investment policies, the Manager proposes that each investment policy be considered non-fundamental. In addition, it is proposed that the investment policy relating to investment in illiquid and restricted securities be revised, as discussed below. The reason for making the investment policies non-fundamental is to provide the Fund with the ability to modify or eliminate these policies at a later date to respond to changes in regulatory restrictions or changes in the markets and market conditions without the delay and expense of seeking shareholder approval. Changes to non-fundamental investment policies only require approval of the Board of Directors.

        Investments. As stated in the Fund's Prospectus, the Fund's investment policies are fundamental. The Fund invests in securities (primarily equity securities) of companies believed by the Manager to be undervalued in the marketplace in relation to factors such as the companies' assets, earnings, growth potential and cash flows. The Fund may invest its assets in equity securities of companies with no limit as to market capitalization. The Fund may invest up to 25% of its net assets in high yield, lower-grade bonds (or high yielding unrated bonds)rated below Baa3 by Moody's or BBB- by S&P(commonly known as "junk bonds"). For the purposes of this Prospectus the term equity securities is defined as common stocks and preferred stocks; bonds, debentures and notes convertible into common stocks; and depository receipts for such securities. To provide liquidity for the purchase of new instruments and to effect redemptions of shares, the Fund typically invests a part of its assets in various types of U.S. Government securities and high quality, short-term debt securities with remaining maturities of one year or less, such as government obligations, certificates of deposit, bankers' acceptances, commercial paper, short-term corporate securities and repurchase agreements ("money market instruments"). For temporary defensive purposes the Fund may invest up to 100% of its assets in money market instruments. The foregoing investment policies are fundamental policies. As noted above, it is being proposed that these investment policies be considered non-fundamental.

        Illiquid and Restricted Securities. Currently, the Fund will not invest more than 10% of its total assets in illiquid securities, including securities for which there is no readily available market, repurchase agreements which have a maturity of longer than seven days, securities subject to legal or contractual restrictions and certain over-the-counter options if such acquisition will cause the current value of such securities to exceed 10% of the value of the Fund's net assets. The Fund's percentage limitation on illiquid and restricted investments does not apply to certain restricted securities that are eligible for resale to qualified institutional purchasers. The foregoing investment policy is a fundamental policy. As noted above, it is being proposed that this investment policy be considered non-fundamental.

     Shareholders are also being asked to approve a change to this investment policy increasing the amount of the Fund's assets that may be invested in such illiquid securities from 10% of total assets to 15% of the Fund's net assets. This change would be consistent with the limitation on investment in such securities set forth in the disclosure rules governing the Fund's Prospectus and Statement of Additional Information. As revised, the new non-fundamental investment policy would read as follows: "The Fund will not invest in illiquid securities, including securities for which there is no readily available market, repurchase agreements which have a maturity of longer than seven days, securities subject to legal or contractual restrictions and certain over-the-counter options if such acquisition will cause the current value of such securities to exceed 10% of the value of the Fund's net assets. The Fund's percentage limitation on illiquid and restricted investments does not apply to certain restricted securities that are eligible for resale to qualified institutional purchasers."

        Margin Purchases. Currently, the Fund may not purchase securities on margin except for such short-term loans as are necessary for the clearance of purchases of transactions). As noted above, it is being proposed that this restriction be considered non-fundamental.

       Foreign Securities. Currently, the Fund may not invest more than 25% of its net assets (at time of purchase) in securities of issuers located in any single foreign country. As noted above, it is being proposed that this restriction be considered non-fundamental.

       Warrants. Currently, the Fund will not invest more than 5% of its net assets at the time of purchase in warrants (other than those that have been acquired in units or attached to other securities) or more than 2% of its net assets at the time of purchase in warrants not listed on the New York or American Stock Exchange. As noted above, it is being proposed that this restriction be considered non-fundamental.

Revisions to Fundamental Investment Policies. The Fund currently has fundamental investment policies with respect to commodities and investment in other investment companies. The Manager proposes that these investment policies be revised or eliminated for the reasons described below. As revised, the investment policy relating to investment in commodities would remain fundamental investment policies changeable only by the vote of a "majority" (as defined in the Investment Company Act) of the outstanding voting securities of the Fund; the investment policy relating to investment in other investment companies would be eliminated.

       Commodities. Currently, the Fund may not purchase or sell commodities or commodity futures contracts, except stock index futures and options on such futures under policies adopted by the Fund's Board of Directors and disclosed to shareholders. However, this investment policy could be read to prohibit the Fund from buying or selling options, futures, securities or other instruments backed by, or the investment return from which is linked to changes in the price of, physical commodities, including "commodity-linked" notes. Although the Fund does not currently invest in options, futures, securities or other instruments backed by, or the investment return from which is linked to changes in the price of, physical commodities, including "commodity-linked" notes, the Manager proposes that this investment policy be revised to resolve any ambiguity as to whether the Fund may invest in those instruments in the future. Certain strategies involving derivative instruments, such as buying future contracts, writing puts, buying calls and entering into swap agreements, tend to increase market exposure and price fluctuation. In some cases, the Fund may buy a call option, a future contract or a Hybrid Instrument for the purpose of increasing its exposure in a particular market segment, which may be considered speculative. The use of derivative instruments requires special skills and knowledge and investment techniques that are different from what is required for normal
portfolio management.   If the Manger uses a derivative instrument
at the wrong time or judges market conditions incorrectly, the strategies may result in a significant loss to the Fund and reduce the Fund's return. The Fund could also experience losses if the prices of its hedging instruments, futures and options positions were not properly correlated with its other investments of if it could not close out a position because of an illiquid market for the future or option or derivative instrument. There are also special risks in particular strategies. For example, if a covered call written by the Fund is exercised on an investment that has increased in value, the Fund will be required to sell the investment at the call price and will not be able to realize any profit above the call price. In writing a put, there is risk that the Fund may be required to buy the underlying security at a disadvantageous price if the market price is below the put price. As revised, the new fundamental investment policy would read as follows: "The Fund cannot invest in physical commodities or physical commodity contracts; however, the Fund may: (i) buy and sell hedging instruments to the extent specified in its Prospectus from time to time, and (ii) buy and sell options, futures, securities or other instruments backed by, or the investment return from which is linked to changes in the price of, physical commodities."

       Investments in Other Investment Companies. Currently, the Fund may not purchase shares of other investment companies in an amount exceeding the limitations set forth in Section 12(d) of the 1940 Act and the rules thereunder, except as part of a plan of reorganization, merger, consolidation or an offer of exchange. The Manager proposes that this fundamental policy be eliminated. Until the recent enactment of the National Securities Markets Improvement Act of 1996 (the "Securities Markets Improvement Act"), the ability of investment companies to invest in other investment companies had been significantly limited. With the passage of the Securities Markets Improvement Act the ability to invest in other investment companies has been greatly expanded and the Securities and Exchange Commission has been granted broad exemptive authority to permit other arrangements. Accordingly, the elimination of this fundamental restriction will allow the Fund to purchase securities of other investment companies to the extent permitted by law and exemptions subject to the approval by the Board of Directors. This change would also permit the Fund, subject to approval by the Board of Directors, to adopt a "master-feeder" or a "fund of funds" structure. The Board of Directors does not presently expect to convert to a "master-feeder" or a "fund of funds" structure or to engage in significant purchases of shares of other investment companies. To do either would require approval of the Fund's Board and, to the extent necessary, an update of the Fund's Prospectus and Statement of Additional Information.

Vote Required. An affirmative vote of the holders of a "majority" (as defined in the Investment Company Act) of all outstanding voting securities of the Fund is required for approval of this Proposal; the classes do not vote separately. The requirement for such "majority" is defined in the Investment Company Act as the vote of the holders of the lesser of: (i) 67% or more of the voting securities present or represented by proxy at the shareholders meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities. THE DIRECTORS, INCLUDING THE DIRECTORS WHO ARE NOT INTERESTED PERSONS OF THE FUND, UNANIMOUSLY RECOMMEND THAT THE SHAREHOLDERS OF THE FUND VOTE TO APPROVE CHANGES TO CERTAIN OF THE FUND'S FUNDAMENTAL INVESTMENT POLICIES.


               APPROVAL OF PROPOSED SUBADVISORY AGREEMENT
                            (Proposal No. 2)

As discussed under Proposal No. 3, the Manager has retained OpCap Advisors (the Sub-Adviser ) as Sub-Adviser to the Fund pursuant to a Subadvisory Agreement dated February 28, 1997 (the existing Subadvisory Agreement ), which was approved initially by the Board of Directors, including a majority of the Independent Directors on February 28, 1997.

The existing Subadvisory Agreement provides that it shall automatically terminate in the event of its assignment as defined in Section 2(a)(4) of the Investment Company Act and that in the event of an assignment that occurs solely due to the change in control of the Sub-Adviser, the Manager and the Sub-Adviser will, at the sole expense of the Sub-Adviser, use their reasonable best efforts to obtain shareholder approval of a successor subadvisory agreement on substantially the same terms as contained in the existing Subadvisory Agreement.

The Sub-Adviser is a majority-owned subsidiary of Oppenheimer Capital, a registered investment adviser with approximately $50.6 billion in assets under management on January 31, 1997. Oppenheimer Financial Corp. ( Opfin ), a holding company, is a 1.0% general partner of the Sub-Adviser. Opfin also holds a one-third managing general partner interest in Oppenheimer Capital, and Oppenheimer Capital, L.P., a Delaware limited partnership whose units are traded on the New York Stock Exchange and of which Opfin is the sole 1.0% general partner, owns the remaining two-thirds interest.


On February 13, 1997, PIMCO Advisors L.P. ( PIMCO Advisors ), a registered investment adviser with approximately $110 billion in assets under management through various subsidiaries, signed an Agreement and Plan of Merger with Oppenheimer Group, Inc. ( OGI ) and its subsidiary Opfin pursuant to which PIMCO Advisors and its affiliate, Thomson Advisory Group Inc. ( TAG ), will acquire the one-third managing general partner interest in Oppenheimer Capital, its 1.0% general partnership interest in OpCap Advisors, and its 1.0% general partner interest in Oppenheimer Capital L.P. (the
 Transaction ) and OGI will be merged with and into TAG. The aggregate purchase price is approximately $265 million in convertible preferred stock of TAG and assumption of certain indebtedness. The amount of TAG preferred stock comprising the purchase price is subject to reduction in certain circumstances. The Manager is not affiliated with any of the parties to the Transaction. The Transaction is subject to certain conditions being satisfied prior to closing, including consents from certain lenders, approvals from regulatory authorities, including a favorable tax ruling from the Internal Revenue Service, and consents of certain clients, which are expected to take up to six months to obtain. If the Transaction is consummated, it will involve a change in control of Oppenheimer Capital and its subsidiary OpCap Advisors which will constitute an assignment and termination of the Subadvisory Agreement. Therefore, the Board of Directors is proposing that the shareholders approve a new subadvisory contract (the new Subadvisory Agreement ) to take effect upon the consummation of the Transaction. A description of the new Subadvisory Agreement and the services to be provided by the Sub-Adviser is set forth below. With the exception of the commencement and termination dates, the new Subadvisory Agreement is substantially identical to the existing Subadvisory Agreement.

The principal business address of the Sub-Adviser, Oppenheimer Capital and their affiliates is Oppenheimer Tower, 200 Liberty Street, One World Financial Center, New York, New York 10281. The principal business address of the Sub-Adviser would not change following the Transaction. Joseph La Motta is Chairman of Oppenheimer Capital and the Sub-Adviser. George Long is President of Oppenheimer Capital and Bernard H. Garil is President of OpCap Advisors.

At a meeting held on February 28, 1997, the Fund s Board of Directors, including all of the Independent Directors, approved and determined to submit to shareholders for approval at this Meeting, a new Subadvisory Agreement with the Sub-Adviser, substantially upon the same terms and conditions as the existing Subadvisory Agreement. The new Subadvisory Agreement is attached to this Proxy Statement as Exhibit A.

Effects of the Transaction. Upon consummation of the Transaction, Oppenheimer Capital and OpCap Advisors will be controlled by PIMCO Advisors. PIMCO Advisors has advised OGI that it anticipates that the senior portfolio management team of Oppenheimer Capital will continue in their present capacities; that the eligibility of OpCap Advisors to serve as an investment adviser or subadviser will not be affected by the Transaction; and that Oppenheimer Capital and OpCap Advisors will be able to continue to provide advisory and management services with no material changes in operating conditions. PIMCO Advisors has further advised OGI and the Board of Directors that it currently anticipates that the Transaction will not affect the ability of Oppenheimer Capital and OpCap Advisors to fulfill their obligations under their investment advisory or subadvisory agreements.

Information Concerning PIMCO. PIMCO Advisors, with approximately $110 billion in assets under management as of December 31, 1996, is one of the largest publicly traded money management firms in the United States. PIMCO Advisors address is 800 Newport Center Drive, Suite 100, Newport Beach, California 92660.

PIMCO Partners, G.P. ( PIMCO GP ) owns approximately 42.83% and 66.37%, respectively (and will at the closing of the Transaction own a majority of the voting stock of TAG which owns approximately 14.94% and 25.06%, respectively), of the total outstanding Class A and Class B units of limited partnership interest ( Units ) of PIMCO Advisors and is PIMCO Advisors sole general partner. PIMCO GP is a California general partnership with two general partners. The first of these is an indirect wholly-owned subsidiary of Pacific Mutual Life Insurance Company ( Pacific Mutual ).

PIMCO Partners L.L.C. ( PPLLC ), a California limited liability company, is the second, and managing, general partner of PIMCO GP. PPLLC s members are the Managing Directors (the PIMCO Managers ) of Pacific Investment Management Company, a subsidiary of PIMCO Advisors (the PIMCO Subpartnership ). The PIMCO Managers are:
William H. Gross, Dean S. Meiling, James F. Muzzy, William F. Podlich, III, Frank B. Rabinovitch, Brent R. Harris, John L. Hague, William S. Thompson Jr., William C. Powers, David H. Edington, Benjamin Trosky, William R. Benz, II and Lee R. Thomas, III.

PIMCO Advisors is governed by an Operating Board and an Equity Board. Governance matters are allocated generally to the Operating Board and the Operating Board delegates to the Operating Committee the authority to manage day-to-day operations of PIMCO Advisors. The Operating Board is composed of twelve members, including the chief executive officer of the PIMCO Subpartnership as Chairman and six PIMCO Managers designated by the PIMCO Subpartnership.

The authority of PIMCO Advisors Operating Board and Operating Committee to take certain specified actions is subject to the approval of PIMCO Advisors Equity Board. Equity Board approval is required for certain major transactions (e.g., issuance of additional PIMCO Advisors Units and appointment of PIMCO Advisors chief executive officer). In addition, the Equity Board has jurisdiction over matters such as actions which would have a material effect upon PIMCO Advisors business taken as a whole and (after an appeal from an Operating Board decision) matters likely to have a material adverse economic effect on any subpartnership of PIMCO Advisors. The Equity Board is composed of twelve members, including the chief executive officer of PIMCO Advisors, three members designated by a subsidiary of Pacific Mutual, the chairman of the Operating Board and two members designated by PPLLC.

Because of its power to appoint (directly or indirectly) seven of the twelve members of the Operating Board as described above, the PIMCO Subpartnership may be deemed to control PIMCO Advisors. Because of the direct or indirect power to appoint 25% of the members of the Equity Board, (i) Pacific Mutual and (ii) the PIMCO Managers and/or the PIMCO Subpartnership may each be deemed, under applicable provisions of the Investment Company Act, to control PIMCO Advisors. Pacific Mutual, PIMCO Subpartnership and the PIMCO Managers disclaim such control.

Services and Fees under the Subadvisory Agreement. Under the new Subadvisory Agreement, the Sub-Adviser shall regularly provide investment advice with respect to the Fund and invest and reinvest cash, securities and the property comprising the assets of the Fund. The fee payable by the Manager to the Sub-Adviser under the new Subadvisory Agreement will be at the same rate as the fee payable under the existing Subadvisory Agreement - 40% of the investment advisory fee collected by the Manager from the Fund based on the total net assets of the Fund as of the effective date of the Subadvisory Agreement and remaining 120 days later (the base amount ) plus 30% of the investment advisory fee collected by the Manager based on the total net assets of the Fund that exceed the base amount in each case calculated after any waivers, voluntary or otherwise.

Limitation of Liability. The new Subadvisory Agreement provides that in the absence of willful misfeasance, bad faith, negligence or reckless disregard of its duties or obligations, the Sub-Adviser shall not be liable to the Manager for any act or omission in the course of or connected with rendering services under the new Subadvisory Agreement or for any losses that may be sustained in the purchase, holding or sale of any security. This provision is identical to the provision on limitation of liability in the existing Subadvisory Agreement.

Termination. The termination provisions of the new Subadvisory Agreement and the existing Subadvisory Agreement are identical. The new Subadvisory Agreement may be terminated by the Fund at any time without penalty upon 60 days written notice to the other party. Termination by the Fund must be approved by the vote of a majority of the Directors or by vote of a majority of the outstanding shares of the Fund. The new Subadvisory Agreement will terminate in the event of an assignment, as required by the Investment Company Act.

The new Subadvisory Agreement provides that if the agreement is terminated by the Manager prior to the tenth anniversary of February 28, 1997 (the date of the existing Subadvisory Agreement), the Manager will be obligated to pay the Subadviser an amount equal to the subadvisory fee until such tenth anniversary unless the Investment Advisory Agreement has been terminated or the new Subadvisory Agreement has been terminated upon the occurrence of any of the following events:

     (1) Performance of the Fund s Class A shares, compared to other mutual funds having the same investment objective, ranks in the bottom quartile for two consecutive calendar years and earns a Morningstar, Inc. three year rating of less than three stars;

     (2) The Sub-Adviser is disqualified from serving as an investment adviser to the Fund under Section 9(a) of the 1940 Act;

     (3) The Sub-Adviser, OCC Distributors, Oppenheimer Capital or persons under their control cause a material violation of the Non-Compete Agreement dated November 22, 1995 among those companies and the Manager; or

     (4) The Sub-Adviser breaches a material provision of the new Subadvisory Agreement.

Portfolio Transactions and Brokerage. Provisions of the new Subadvisory Agreement relating to portfolio transactions and brokerage are identical to those provisions in the existing Subadvisory Agreement and are described under Proposal 3. During the fiscal year ended December 31, 1996, Oppenheimer & Co., Inc., an affiliate of the Sub-Adviser, was paid a total of $319,406 in brokerage commissions by the Fund which amount was 30.7% of the Fund s total brokerage commissions during the period.

Evaluation By The Board of Directors. The Board of Directors has determined that continuity and efficiency of portfolio management services after the Transaction can best be assured by approving the new Subadvisory Agreement on behalf of the Fund. The Board believes that the new Subadvisory Agreement will enable the Fund to continue to obtain subadvisory services of high quality at costs which it deems appropriate and reasonable and that approval of the new Subadvisory Agreement is in the best interests of the Fund and its shareholders.

In evaluating the new Subadvisory Agreement, the Board of Directors requested and reviewed, with the assistance of independent legal counsel, materials furnished by the Sub-Adviser and PIMCO Advisors. These materials included financial statements as well as other written information regarding PIMCO Advisors and its personnel, operations, and financial condition. The Board also reviewed information about the Sub-Adviser, including its brokerage policies described above. Consideration was given to comparative performance and cost information concerning other mutual funds with similar investment objectives, including information prepared by Lipper Analytical Services, Inc. The Board of Directors also reviewed and discussed the terms and provisions of the new Subadvisory Agreement and compared it to the existing Subadvisory Agreement as well as the arrangements of other mutual funds, particularly with respect to the allocation of various types of expenses, levels of fees and resulting expense ratios. The Board evaluated the nature and extent of services provided by other investment advisers to their respective funds and also considered the benefits the Sub-Adviser would obtain from its relationship with the Fund and the economies of scale in costs and expenses to the Sub-Adviser associated with its providing such services. The Board also met with representatives of PIMCO Advisors to discuss their current intentions with respect to Oppenheimer Capital and the Sub-Adviser.

The Board considered, with its counsel, (i) the quality of the operations and services which have been provided to the Fund by the Sub-Adviser and which are expected to continue to be provided after the Transaction, with no change in fee rates, (ii) the overall experience and reputation of the Sub-Adviser in providing such services to investment companies, and the likelihood of its continued financial stability, (iii) the capitalization of PIMCO Advisors, (iv) the aspects of the Transaction that would affect the ability of the Sub-Adviser to retain and attract qualified personnel and (v) the benefits of continuity in the services to be provided under the new Subadvisory Agreement. Based upon its review, the Board of Directors concluded that the terms of the new Subadvisory Agreement are reasonable, fair and in the best interests of the Fund and its shareholders, and that the fees provided therein are fair and reasonable in light of the usual and customary charges made by others for services of the same nature and quality. Accordingly, the Board concluded that continuing to retain OpCap Advisors as Sub-Adviser to the Fund after the Transaction is desirable and in the best interests of the Fund and its shareholders. Based on these and other considerations, the Board unanimously recommended approval of the new Subadvisory Agreement and its submission to shareholders for their approval. The new Subadvisory Agreement will become effective on the date that the Transaction is consummated or the date shareholders approve the new Subadvisory Agreement, whichever occurs later. The new Subadvisory Agreement will continue in effect until two years from its effective date, and thereafter for successive annual periods as long as such continuance is approved in accordance with the Investment Company Act. If the Transaction is not consummated, the existing Subadvisory Agreement will remain in effect according to its terms.

PIMCO Advisors, OpCap Advisors, OGI and Oppenheimer Capital have agreed to comply and use all commercially reasonable efforts to cause compliance with the provisions of Section 15(f) of the Investment Company Act. Section 15(f) provides, in pertinent part, that an investment adviser and its affiliates may receive any amount or benefit in connection with a sale of an interest in such investment adviser which results in an assignment of an investment advisory contract if (1) for a period of three years after the time of such event, 75% of the members of the Board of Directors or Directors of the investment company which it advises are not interested persons (as defined in the Investment Company Act) of the new or old investment adviser, and (2) during the two-year period after the date on which the transactions occurs, there is no unfair burden imposed on the investment company as a result of the transaction. For this purpose, unfair burden is defined to include any arrangement during the two-year period after the transaction whereby the investment adviser or predecessor or successor investment advisers, or any interested person of any such adviser, receives or is entitled to receive any compensation directly or indirectly (i) from any person in connection with the purchase or sale of securities or other property to, from, or on behalf of the investment company other than bona fide ordinary compensation as principal underwriter for such company, or (ii) from the investment company or its security holders for other than bona fide investment advisory or other services. No compensation arrangements of the types described above are contemplated in the proposed Transaction. The composition of the Board of Directors is presently in compliance with the 75% requirement and will continue to be so if the Transaction is consummated.

Vote Required. As provided under the Investment Company Act, approval of the new Subadvisory Agreement will require the vote of a majority of the outstanding Shares of the Fund; the classes do not vote separately. Under the Investment Company Act, the vote of a majority of the outstanding voting securities of an investment company (or a series thereof) means the vote, at a duly-called annual or special meeting of shareholders, of 67% or more of the shares present at such meeting, if the holders of more than 50% of the outstanding shares of such company or series are present or represented by proxy, or of more than 50% of the total outstanding shares of such company or series, whichever is less. THE DIRECTORS, INCLUDING THE DIRECTORS WHO ARE NOT INTERESTED PERSONS OF THE FUND, OPCAP ADVISORS, OPPENHEIMERFUNDS, INC., PIMCO ADVISORS L.P. OR THEIR AFFILIATES, UNANIMOUSLY RECOMMEND THAT THE SHAREHOLDERS OF THE FUND VOTE TO APPROVE THE NEW SUBADVISORY AGREEMENT BETWEEN OPPENHEIMERFUNDS, INC., AND OPCAP ADVISORS.

RECEIPT                 OF SHAREHOLDER PROPOSALS

The Fund is not required to hold shareholder meetings on a regular basis. Special meetings of shareholders may be called from time to time by either the Fund or the shareholders (under special conditions described in the Fund's Statement of Additional Information). Under the proxy rules of the Securities and Exchange Commission, shareholder proposals which meet certain conditions may be included in the Fund's proxy statement and proxy for a particular meeting. Those rules require that for future meetings the shareholder must be a record or beneficial owner of Fund shares with a value of at least $1,000 at the time the proposal is submitted and for one year prior thereto, and must continue to own such shares through the date on which the meeting is held. Another requirement relates to the timely receipt by the Fund of any such proposal. Under those rules, a proposal submitted for inclusion in the Fund's proxy material for the next meeting after the meeting to which this proxy statement relates must be received by the Fund a reasonable time before the solicitation is made. The fact that the Fund receives a proposal from a qualified shareholder in a timely manner does not ensure its inclusion in the proxy material, since there are other requirements under the proxy rules for such inclusion.

                              OTHER BUSINESS

Management of the Fund knows of no business other than the matters specified above that will be presented at the Meeting. Since matters not known at the time of the solicitation may come before the Meeting, the proxy as solicited confers discretionary authority with respect to such matters as properly come before the Meeting, including any adjournment or adjournments thereof, and it is the intention of the persons named as attorneys-in-fact in the proxy to vote the proxy in accordance with their judgment on such matters.


By Order of the Board of Directors,


Andrew J. Donohue, Secretary
March 24, 1997




proxy\835wpd.#3
Exhibit A

                          SUBADVISORY AGREEMENT

     THIS AGREEMENT is made the 30th day of April, 1997, by and between OppenheimerFunds, Inc., a Colorado corporation (the
"Adviser"), and OpCap Advisors, a Delaware general partnership (the "Subadviser"), as of the date set forth below.

                                  RECITAL

     WHEREAS, Oppenheimer Quest Capital Value Fund, Inc. (the
"Fund") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, diversified management investment company;

     WHEREAS, the Adviser is registered under the Investment
Advisers Act of 1940, as amended (the "Advisers Act"), as an investment adviser and engages in the business of acting as an investment adviser;

     WHEREAS, the Subadviser is registered under the Advisers Act as an investment adviser and engages in the business of acting as an investment adviser;

     WHEREAS, the Adviser has entered into an Investment Advisory
Agreement as of February 28, 1997 with the Fund (the "Investment
Advisory Agreement"), pursuant to which the Adviser shall act as investment adviser with respect to the Fund; and

     WHEREAS, pursuant to Paragraph 2 of the Investment Advisory
Agreement, the Adviser wishes to retain the Subadviser for purposes of rendering investment advisory services to the Adviser in connection with the Fund upon the terms and conditions hereinafter set forth;

     NOW THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the receipt of which are hereby acknowledged, the parties hereto agree as follows:

I.   Appointment and Obligations of the Adviser.

     The Adviser hereby appoints the Subadviser to render to the Adviser with respect to the Fund, investment research and advisory services as set forth below in Section II, under the supervision of the Adviser and subject to the approval and direction of the Fund's Board of Directors (the "Board"), and the Subadviser hereby accepts such appointment, all subject to the terms and conditions contained herein. The Subadviser shall, for all purposes herein, be deemed an independent contractor and shall not have, unless otherwise expressly provided or authorized, any authority to act for or represent the Fund in any way or otherwise to serve as or be deemed an agent of the Fund.

II.  Duties of the Subadviser and the Adviser.

     A.   Duties of the Subadviser.

     The Subadviser shall regularly provide investment advice with respect to the Fund and shall, subject to the terms of this Agreement, continuously supervise the investment and reinvestment of cash, securities and instruments or other property comprising the assets of the Fund, and in furtherance thereof, the Subadviser's duties shall include:

          1. Obtaining and evaluating pertinent information about significant developments and economic, statistical and financial data, domestic, foreign or otherwise, whether affecting the economy generally or the Fund, and whether concerning the individual issuers whose securities are included in the Fund or the activities in which such issuers engage, or with respect to securities which the Subadviser considers desirable for inclusion in the Fund's investment portfolio;

          2. Determining which securities shall be purchased, sold or exchanged by the Fund or otherwise represented in the Fund's investment portfolio and regularly reporting thereon to the Adviser and, at the request of the Adviser, to the Board;

          3. Formulating and implementing continuing programs for the purchases and sales of the securities of such issuers and regularly reporting thereon to the Adviser and, at the request of the Adviser, to the Board; and

          4. Taking, on behalf of the Fund, all actions that appear to the Subadviser necessary to carry into effect such investment program, including the placing of purchase and sale orders, and making appropriate reports thereon to the Adviser and the Board.

     B.   Duties of the Adviser.

     The Adviser shall retain responsibility for, among other things, providing the following advice and services with respect to the Fund:

          1. Without limiting the obligation of the Subadviser to so comply, the Adviser shall monitor the investment program maintained by the Subadviser for the Fund to ensure that the Fund's assets are invested in compliance with this Agreement and the Fund's Registration Statement, as currently in effect from time to time; and

          2. The Adviser shall oversee matters relating to Fund promotion, including, but not limited to, marketing materials and the Subadviser's reports to the Board.

III. Representations, Warranties and Covenants.

     A.   Representations, Warranties and Covenants of the
     Subadviser.

          1. Organization. The Subadviser is now, and will continue to be, a general partnership duly formed and validly existing under the laws of its jurisdiction of formation, fully authorized to enter into this Agreement and carry out its duties and obligations hereunder.

          2. Registration. The Subadviser is registered as an investment adviser with the Securities and Exchange Commission (the "SEC") under the Advisers Act, and is registered or licensed as an investment adviser under the laws of all jurisdictions in which its activities require it to be so registered or licensed, except where the failure to be so licensed would not have a material adverse effect on the Subadviser. The Subadviser shall maintain such registration or license in effect at all times during the term of this Agreement.

          3. Best Efforts. The Subadviser at all times shall provide its best judgment and effort to the Adviser and the Fund in carrying out its obligations hereunder.

          4. Other Covenants. The Subadviser further agrees that:

               a.   it will use the same skill and care in
                    providing such services as it uses in
                    providing services to other accounts for which it has investment management responsibilities;

               b.   it will not make loans to any person to
                    purchase or carry shares of the Fund or make loans to the Fund;

               c. it will report regularly to the Fund and to the Adviser and will make appropriate persons available for the purpose of reviewing with representatives of the Adviser on a regular basis the management of the Fund, including, without limitation, review of the general investment strategy of the Fund, economic considerations and general conditions affecting the marketplace;

               d.   as required by applicable laws and
                    regulations, it will maintain books and
                    records with respect to the Fund's securities transactions and it will furnish to the Adviser and to the Board such periodic and special reports as the Adviser or the Board may reasonably request;

               e.   it will treat confidentially and as
                    proprietary information of the Fund all
                    records and other information relative to the Fund, and will not use records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Fund or when so requested by the Fund or required by law or regulation;

               f. it will, on a continuing basis and at its own expense, (1) provide the distributor of the Fund (the "Distributor") with assistance in the distribution and marketing of the Fund in such amount and form as the Adviser may reasonably request from time to time, and (2) use its best efforts to cause the portfolio manager or other person who manages or is responsible for overseeing the management of the Fund's portfolio (the "Portfolio Manager") to provide marketing and distribution assistance to the Distributor, including, without limitation, conference calls, meetings and road trips, provided that each Portfolio Manager shall not be required to devote more than 10% of his or her time to such marketing and distribution activities;

               g. it will use its reasonable best efforts (i) to retain the services of the Portfolio Manager who manages the portfolio of the Fund, from time to time and (ii) to promptly obtain the services of a Portfolio Manager acceptable to the Adviser if the services of the Portfolio Manager are no longer available to the Subadviser;

               h. it will, from time to time, assure that each Portfolio Manager is acceptable to the Adviser;

               i. it will obtain the written approval of the Adviser prior to designating a new Portfolio Manager; provided, however, that, if the services of a Portfolio Manager are no longer available to the Subadviser due to circumstances beyond the reasonable control of the Subadviser (e.g., voluntary resignation, death or disability), the Subadviser may designate an interim Portfolio Manager who (a) shall be reasonably acceptable to the Adviser and (b) shall function for a reasonable period of time until the Subadviser designates an acceptable permanent replacement; and

               j. it will promptly notify the Adviser of any impending change in Portfolio Manager, portfolio management or any other material matter that may require disclosure to the Board, shareholders of the Fund or dealers.

     B.   Representations, Warranties and Covenants of the Adviser.

          1. Organization. The Adviser is now, and will continue to be, duly organized and in good standing under the laws of its state of incorporation, fully authorized to enter into this Agreement and carry out its duties and obligations hereunder.

          2. Registration. The Adviser is registered as an investment adviser with the SEC under the Advisers Act, and is registered or licensed as an investment adviser under the laws of all jurisdictions in which its activities require it to be so registered or licensed. The Adviser shall maintain such registration or license in effect at all times during the term of this Agreement.

          3. Best Efforts. The Adviser at all times shall provide its best judgment and effort to the Fund in carrying out its obligations hereunder. For a period of five years from the date hereof, and subject to the Adviser's fiduciary obligations to the Fund and its shareholders, the Adviser will not recommend to the Board that the Fund be reorganized into another Fund unless the total net assets of the Fund are less than $100 million at the time of such reorganization.

IV.  Compliance with Applicable Requirements.

     In carrying out its obligations under this Agreement, the Subadviser shall at all times conform to:

     A. all applicable provisions of the 1940 Act and any rules and regulations adopted thereunder;

     B. the provisions of the registration statement of the Fund, as the same may be amended from time to time, under the Securities Act of 1933, as amended, and the 1940 Act;

     C. the provisions of the Fund's Articles of Incorporation or other governing document, as amended from time to time;

     D. the provisions of the By-laws of the Fund, as amended from time to time;

     E.   any other applicable provisions of state or federal law;
     and

     F. guidelines, investment restrictions, policies, procedures or instructions adopted or issued by the Fund or the Adviser from time to time.

     The Adviser shall promptly notify the Subadviser of any changes or amendments to the provisions of B., C., D. and F. above when such changes or amendments relate to the obligations of the Subadviser.

V.   Control by the Board.

     Any investment program undertaken by the Subadviser pursuant to this Agreement, as well as any other activities undertaken by the Subadviser with respect to the Fund, shall at all times be subject to any directives of the Adviser and the Board.

VI.  Books and Records.

     The Subadviser agrees that all records which it maintains for the Fund on behalf of the Adviser are the property of the Fund and further agrees to surrender promptly to the Fund or to the Adviser any of such records upon request. The Subadviser further agrees to preserve for the periods prescribed by applicable laws, rules and regulations all records required to be maintained by the Subadviser on behalf of the Adviser under such applicable laws, rules and regulations, or such longer period as the Adviser may reasonably request from time to time.

VII. Broker-Dealer Relationships.

     A.   Portfolio Trades.

          The Subadviser, at its own expense, and to the extent appropriate, in consultation with the Adviser, shall place all orders for the purchase and sale of portfolio securities for the Fund with brokers or dealers selected by the Subadviser, which may include, to the extent permitted by the Adviser and the Fund, brokers or dealers affiliated with the Subadviser. The Subadviser shall use its best efforts to seek to execute portfolio transactions at prices that are advantageous to the Fund and at commission rates that are reasonable in relation to the benefits received.

     B.   Selection of Broker-Dealers.

          With respect to the execution of particular transactions, the Subadviser may, to the extent permitted by the Adviser and the Fund, select brokers or dealers who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended) to the Fund and/or the other accounts over which the Subadviser or its affiliates exercise investment discretion. The Subadviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Fund that is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Subadviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities that the Subadviser and its affiliates have with respect to accounts over which they exercise investment discretion. The Adviser, Subadviser and the Board shall periodically review the commissions paid by the Fund to determine, among other things, if the commissions paid over representative periods of time were reasonable in relation to the benefits received.

     C.   Soft Dollar Arrangements.

          The Subadviser may enter into "soft dollar" arrangements through the agency of third parties on behalf of the Adviser. Soft dollar arrangements for services may be entered into in order to facilitate an improvement in performance in respect of the Subadviser's service to the Adviser with respect to the Fund. The Subadviser makes no direct payments but instead undertakes to place business with broker-dealers who in turn pay third parties who provide these services. Soft dollar transactions will be conducted on an arm's-length basis, and the Subadviser will secure best execution for the Adviser. Any arrangements involving soft dollars and/or brokerage services shall be effected in compliance with
Section 28(e) of the Securities Exchange Act of 1934, as amended, and the policies that the Adviser and the Board may adopt from time to time. The Subadviser agrees to provide reports to the Adviser as necessary for purposes of providing information on these arrangements to the Board.

VIII.     Compensation.

     A. Amount of Compensation. The Adviser shall pay the Subadviser, as compensation for services rendered hereunder, from its own assets, an annual fee, payable monthly, equal to 40% of the investment advisory fee collected by the Adviser from the Fund, based on the total net assets of the Fund existing as of the date hereof and remaining 120 days later (the "base amount"), plus 30% of the advisory fee collected by the Adviser, based on the total net assets of the Fund that exceed the base amount (the "marginal amount"), in each case calculated after any waivers, voluntary or otherwise.

     B. Calculation of Compensation. Except as hereinafter set forth, compensation under this Agreement shall be calculated and accrued on the same basis as the advisory fee paid to the Adviser by the Fund. If this Agreement becomes effective subsequent to the first day of a month or shall terminate before the last day of a month, compensation for that part of the month this Agreement is in effect shall be prorated in a manner consistent with the calculation of the fees set forth above.

     C. Payment of Compensation: Subject to the provisions of this paragraph, payment of the Subadviser's compensation for the preceding month shall be made within 15 days after the end of the preceding month.

     D. Reorganization of the Fund. If the Fund is reorganized with another investment company for which the Subadviser does not serve as an investment adviser or subadviser, and the Fund is the surviving entity, the subadvisory fee payable under this section shall be adjusted in an appropriate manner as the parties may agree.

IX.  Allocation of Expenses.

     The Subadviser shall pay the expenses incurred in providing services in connection with this Agreement, including, but not limited to, the salaries, employment benefits and other related costs of those of its personnel engaged in providing investment advice to the Fund hereunder, including, without limitation, office space, office equipment, telephone and postage costs and other expenses. In the event of an "assignment" of this Agreement, other than an assignment resulting solely by action of the Adviser or an affiliate thereof, the Subadviser shall be responsible for payment of all costs and expenses incurred by the Adviser and the Fund relating thereto, including, but not limited to, reasonable legal, accounting, printing and mailing costs related to obtaining approval of Fund shareholders.

X.    Non-Exclusivity.

     The services of the Subadviser with respect to the Fund are not to be deemed to be exclusive, and the Subadviser shall be free to render investment advisory and administrative or other services to others (including other investment companies) and to engage in other activities, subject to the provisions of a certain Agreement Not to Compete dated as of November 22, 1995 among the Adviser, Oppenheimer Capital, the Subadviser and Quest For Value Distributors (the "Agreement Not to Compete"). It is understood and agreed that officers or directors of the Subadviser may serve as officers or directors of the Adviser or of the Fund; that officers or directors of the Adviser or of the Fund may serve as officers or directors of the Subadviser to the extent permitted by law; and that the officers and directors of the Subadviser are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, directors or trustees of any other firm or trust, including other investment advisory companies (subject to the provisions of the Agreement Not to Compete), provided it is permitted by applicable law and does not adversely affect the Fund.

XI.  Term.

     This Agreement shall become effective at the close of business on the date hereof and shall remain in force and effect, subject to Paragraphs XII.A and XII.B hereof and approval by the Fund's shareholders, for a period of two years from the date hereof.

XII. Renewal.

     Following the expiration of its initial two-year term, the Agreement shall continue in full force and effect from year to year until February 28, 2007, provided that such continuance is specifically approved:

     A. at least annually (1) by the Board or by the vote of a majority of the Fund's outstanding voting securities (as defined in Section 2(a)(42) of the 1940 Act), and (2) by the affirmative vote of a majority of the directors who are not parties to this Agreement or interested persons of a party to this Agreement (other than as a director of the Fund), by votes cast in person at a meeting specifically called for such purpose; or

     B. by such method required by applicable law, rule or regulation then in effect.

XIII.     Termination.

     A. Termination by the Fund. This Agreement may be terminated at any time, without the payment of any penalty, by vote of the Board or by vote of a majority of the Fund's outstanding voting securities, on sixty (60) days' written notice. The notice provided for herein may be waived by the party required to be notified.

     B. Assignment. This Agreement shall automatically terminate in the event of its "assignment," as defined in Section
          2 (a) (4) of the 1940 Act. In the event of an assignment that occurs solely due to the change in control of the Subadviser (provided that no condition exists that permits, or, upon the consummation of the assignment, will permit, the termination of this Agreement by the Adviser pursuant to Section XIII. D. hereof), the Adviser and the Subadviser, at the sole expense of the Subadviser, shall use their reasonable best efforts to obtain shareholder approval of a successor Subadvisory Agreement on substantially the same terms as contained in this Agreement.

     C. Payment of Fees After Termination. Notwithstanding the termination of this Agreement prior to the tenth anniversary of February 28, 1997, the Adviser shall continue to pay to the Subadviser the subadvisory fee for the term of this Agreement and any renewals thereof through such tenth anniversary, if: (1) the Adviser or the Fund terminates this Agreement for a reason other than the reasons set forth in Section XIII.D. hereof, provided the Investment Advisory Agreement remains in effect; (2) the Fund reorganizes with another investment company advised by the Adviser (or an affiliate of the Adviser) and for which the Subadviser does not serve as an investment adviser or subadviser and such other investment company is the surviving entity; or (3) the Investment Advisory Agreement terminates (i) by reason of an "assignment;" (ii) because the Adviser is disqualified from serving as an investment adviser; or (iii) by reason of a voluntary termination by the Adviser; provided that the Subadviser does not serve as the investment adviser or subadviser of the Fund after such termination of the Investment Advisory Agreement. The amount of the subadvisory fee paid pursuant to this section shall be calculated on the basis of the Fund's net assets measured at the time of such termination or such reorganization. Notwithstanding anything to the contrary, if the Subadviser terminates this Agreement or if this Agreement is terminated by operation of law, due solely to an act or omission by the Subadviser, Oppenheimer Capital ("OpCap") or their respective partners, subsidiaries, directors, officers, employees or agents (other than by reason of an "assignment"of this Agreement), then the Adviser shall not be liable for any further payments under this Agreement, provided, however, that if at any time prior to the end of the term of the Agreement Not to Compete any event that would have permitted the termination of this Agreement by the Adviser pursuant to
          Section XIII. D. (3) hereof occurs, the Adviser shall be under no further obligation to pay any subadvisory fees.

     D. Termination by the Adviser. The Adviser may terminate this Agreement without penalty and without the payment of any fee or penalty, immediately after giving written notice, upon the occurrence of any of the following events:

          1. The Fund's investment performance of the Fund's Class A shares compared to the appropriate universe of Class A shares (or their equivalent), as set forth on Schedule D-1, as amended from time to time, ranks in the bottom quartile for two consecutive calendar years (beginning with the calendar year 1996) and earns a Morningstar three-year rating of less than three (3) stars at the time of such termination; or

          2. Any of the Subadviser, OpCap, their respective partners, subsidiaries, affiliates, directors, officers, employees or agents engages in an action or omits to take an action that would cause the Subadviser or OpCap to be disqualified in any manner under Section 9(a) of the 1940 Act, if the SEC were not to grant an exemptive order under
               Section 9(c) thereof or that would constitute grounds for the SEC to deny, revoke or suspend the registration of the Subadviser as an investment adviser with the SEC; or

          3. Any of OpCap, the Subadviser, their respective partners, subsidiaries, affiliates, directors, officers, employees or agents causes a material violation of the Agreement Not to Compete which is not cured in accordance with the provisions of that agreement; or

          4. The Subadviser breaches the representations contained in Paragraph III.A.4.i. of this Agreement or any other material provision of this Agreement, and any such breach is not cured within a reasonable period of time after notice thereof from the Adviser to the Subadviser. However, consistent with its fiduciary obligations, for a period of seven months the Adviser will not terminate this Agreement solely because the Subadviser has failed to designate an acceptable permanent replacement to a Portfolio Manager whose services are no longer available to the Subadviser due to circumstances beyond the reasonable control of the Subadviser, provided that the Subadviser uses its reasonable best efforts to promptly obtain the services of a Portfolio Manager acceptable to the Adviser and further provided that the Adviser has not unreasonably withheld approval of such replacement Portfolio Manager.

     E. Transactions in Progress upon Termination. The Adviser and Subadviser will cooperate with each other to ensure that portfolio or other transactions in progress at the date of termination of this Agreement shall be completed by the Adviser in accordance with the terms of such transactions, and to this end the Subadviser shall provide the Adviser with all necessary information and documentation to secure the implementation thereof.

XIV. Non-Solicitation.

     During the term of this Agreement, the Adviser (and its affiliates under its control) shall not solicit or knowingly assist in the solicitation of any Portfolio Manager of the Fund or any portfolio assistant of the Fund then employed by the Subadviser or OpCap, provided, however, that the Adviser (or its affiliates) may solicit or hire any such individual who (A) the Subadviser or OpCap (or its affiliates) has terminated or (B) has voluntarily terminated his or her employment with the Subadviser, OpCap (or its affiliates) without inducement of the Adviser (or its affiliates under its control) prior to the time of such solicitation. Advertising in general circulation newspapers or industry newsletters by the Adviser shall not constitute "inducement" by the Adviser (or its affiliates under its control).

XV.  Liability of the Subadviser.

     In the absence of willful misfeasance, bad faith, negligence or reckless disregard of obligations or duties hereunder on the part of the Subadviser or any of its officers, directors or employees, the Subadviser shall not be subject to liability to the Adviser for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security; provided, however, that the foregoing shall not be construed to relieve the Subadviser of any liability it may have arising under the Agreement Not to Compete or the Acquisition Agreement dated August 15, 1995, among the Subadviser, the Adviser and certain affiliates of the Subadviser.

XVI. Notices.

     Any notice or other communication required or that may be given hereunder shall be in writing and shall be delivered personally, telecopied, sent by certified, registered or express mail, postage prepaid or sent by national next-day delivery service and shall be deemed given when so delivered personally or telecopied, or if mailed, two days after the date of mailing, or if by next-day delivery service, on the business day following delivery thereto, as follows or to such other location as any party notifies any other party:

     A.   if to the Adviser, to:

          OppenheimerFunds, Inc.
          Two World Trade Center
          New York, New York  10048-0203
          Attention:  Andrew J. Donohue
                     Executive Vice President and General Counsel
          Telecopier: 212-321-1159

     B.   if to the Subadviser, to:

          OpCap Advisors
          c/o Oppenheimer Capital
          225 Liberty Street
          New York, New York  10281
          Attention:  Thomas E. Duggan
                     Secretary and General Counsel
          Telecopier: 212-349-4759

XVII.     Questions of Interpretation.

     This Agreement shall be governed by the laws of the State of New York applicable to agreements made and to be performed entirely within the State of New York (without regard to any conflicts of law principles thereof). Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States Courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the SEC issued pursuant to the 1940 Act. In addition, where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is revised by rule, regulation or order of the SEC, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

XVIII.    Form ADV - Delivery.

     The Adviser hereby acknowledges that it has received from the Subadviser a copy of the Subadviser's Form ADV, Part II as currently filed, at least 48 hours prior to entering into this Agreement and that it has read and understood the disclosures set forth in the Subadviser's Form ADV, Part II.

XIX. Miscellaneous.

     The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors.

XX.  Counterparts.

     This Agreement may be executed in counterparts, each of which shall constitute an original and both of which, collectively, shall constitute one agreement.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in duplicate by their respective officers as of the 30th day of April, 1997.


               OPPENHEIMERFUNDS, INC.


               By:


               OPCAP ADVISORS


               By:

SCHEDULE X                       III.D.1

     The universe of funds to which Class A shares of Oppenheimer Quest Capital Value Fund, Inc. (the "Fund") subadvised by OpCap Advisors will be compared to so that it can be determined in which quartile the performance ranks shall consist of those funds with the same Lipper investment objective being offered as the only class of shares of such fund or, in the case where there is more than one class of shares being offered, with a front-end load (typically referred to as Class A shares).

     The present Lipper investment objective category for the fund is:

Fund                                  Lipper Category

Oppenheimer Quest Capital             CA - Capital Appreciation
  Value Fund, Inc.


























quest\qstdpf\quest#4

Oppenheimer Quest Capital    Proxy for Shareholders Meeting to be
Value Fund, Inc. Class       held April 30, 1997
A Shares


Your shareholder           Your prompt response can save your
vote is important!         Fund the expense of another mailing.

                             Please mark your proxy on the
                             reverse side, date and sign it, and
                             return it promptly in the
                             accompanying envelope, which
                             requires no postage if mailed in the
                             United States.

                             Please detach at perforation before
                             mailing.

        Oppenheimer Quest Capital Value Fund, Inc. - Class A Shares
         Proxy For Shareholders Meeting to be held April 30, 1997

     The undersigned shareholder of Oppenheimer Quest Capital Value Fund, Inc. (the "Fund"), does hereby appoint Robert Bishop, George
C. Bowen, Andrew J. Donohue and Scott Farrar, and each of them, as attorneys-in-fact and proxies of the undersigned, with full power of substitution, to attend the Meeting of Shareholders of the Fund to be held April 30, 1997, at 6803 South Tucson Way, Englewood, Colorado 80112 at 10:00 A.M., Denver time and at all adjournments thereof, and to vote the shares held in the name of the undersigned on the record date for said meeting for the proposals specified on the reverse side. Said attorneys-in-fact shall vote in accordance with their best judgment as to any other matter.

Proxy solicited on behalf of the Board Of Directors, which
recommends a vote FOR each proposal on the reverse side.  The shares represented hereby will be voted as indicated on the reverse side or FOR if no choice is indicated.
                                                                     (over)
                                                 835


Oppenheimer Quest Capital       Proxy for Shareholders Meeting to
Value Fund, Inc. Class A Shares be held April 30, 1997

Your shareholder             Your prompt response can save your
vote is important            Fund money.

                             Please vote, sign and mail your proxy
                             ballot (this card) in the enclosed
                             postage-paid envelope today, no
                             matter how many shares you own.  A
                             majority of the Fund's shares must be
                             represented in person or by proxy.
                             Please vote your proxy so your Fund
                             can avoid the expense of another
                             mailing.


                             Please detach at perforation before
                             mailing.

1. To approve changes to certain of the Fund's fundamental investment policies. Proposal also includes changes to the investment objective. (Proposal No. 1)

    For ____             Against ____            Abstain ____

2.  To approve a Subadvisory Agreement between OppenheimerFunds,
Inc. and OpCap Advisors.  (Proposal No. 2)

    For ____             Against ____            Abstain ____

NOTE: Please sign exactly as your name(s) appear hereon. When signing as custodian, attorney, executor, administrator, trustee, etc., please give your full title as such. All joint owners should sign this proxy. If the account is registered in the name of a corporation, partnership or other entity, a duly authorized individual must sign on its behalf and give title.

                            Dated: ______________________, 1997
                                             (Month)      (Day)

                           ____  ______________________
                             Signature(s)

                           ____________________________
                                    Signature(s)


                               Please read both sides of this
                                  ballot.

Oppenheimer Quest Capital    Proxy for Shareholders Meeting to be
Value Fund Class B Shares    held April 30, 1997


Your shareholder             Your prompt response can save your
vote is important!           Fund the expense of another mailing.

                             Please mark your proxy on the
                             reverse side, date and sign it, and
                             return it promptly in the
                             accompanying envelope, which
                             requires no postage if mailed in the
                             United States.

                             Please detach at perforation before
                             mailing.

        Oppenheimer Quest Capital Value Fund, Inc. - Class B Shares
         Proxy For Shareholders Meeting to be held April 30, 1997

     The undersigned shareholder of Oppenheimer Quest Capital Value Fund, Inc. (the "Fund"), does hereby appoint Robert Bishop, George
C. Bowen, Andrew J. Donohue and Scott Farrar, and each of them, as attorneys-in-fact and proxies of the undersigned, with full power of substitution, to attend the Meeting of Shareholders of the Fund to be held April 30, 1997, at 6803 South Tucson Way, Englewood, Colorado 80112 at 10:00 A.M., Denver time and at all adjournments thereof, and to vote the shares held in the name of the undersigned on the record date for said meeting for the proposals specified on the reverse side. Said attorneys-in-fact shall vote in accordance with their best judgment as to any other matter.

Proxy solicited on behalf of the Board Of Directors, which
recommends a vote FOR each proposal on the reverse side.  The shares represented hereby will be voted as indicated on the reverse side or FOR if no choice is indicated.
                                                                     (over)
                                                   836


Oppenheimer Quest Capital       Proxy for Shareholders Meeting to
Value Fund, Inc. Class B Shares be held April 30, 1997

Your shareholder                Your prompt response can save your
vote is important               Fund money.


                             Please vote, sign and mail your proxy
                             ballot (this card) in the enclosed
                             postage-paid envelope today, no
                             matter how many shares you own.  A
                             majority of the Fund's shares must be
                             represented in person or by proxy.
                             Please vote your proxy so your Fund
                           can avoid the expense of another
                mailing.

             Please detach at perforation before
             mailing.


1. To approve changes to certain of the Fund's fundamental investment policies. Proposal also includes changes to the investment objective. (Proposal No. 1)

    For ____             Against ____            Abstain ____

2.  To approve a Subadvisory Agreement between OppenheimerFunds,
Inc. and OpCap Advisors.  (Proposal No. 2)

    For ____             Against ____            Abstain ____

NOTE: Please sign exactly as your name(s) appear hereon. When signing as custodian, attorney, executor, administrator, trustee, etc., please give your full title as such. All joint owners should sign this proxy. If the account is registered in the name of a corporation, partnership or other entity, a duly authorized individual must sign on its behalf and give title.

                          Dated: ______________________, 1997
                                      (Month)      (Day)

                          ____  ______________________
                                    Signature(s)

                          ____________________________
                                  Signature(s)

                                Please read both sides of this
                                  ballot.

Oppenheimer Quest Capital    Proxy for Shareholders Meeting to be
Value Fund, Inc.             held April 30, 1997
Class C Shares


Your shareholder           Your prompt response can save your
vote is important!         Fund the expense of another mailing.

                           Please mark your proxy on the reverse
                           side, date and sign it, and return it
                           promptly in the accompanying envelope,
                           which requires no postage if mailed in
                           the United States.

                           Please detach at perforation before
                           mailing.

        Oppenheimer Quest Capital Value Fund, Inc. - Class C Shares
         Proxy For Shareholders Meeting to be held April 30, 1997

     The undersigned shareholder of Oppenheimer Quest Capital Value Fund, Inc. (the "Fund"), does hereby appoint Robert Bishop, George
C. Bowen, Andrew J. Donohue and Scott Farrar, and each of them, as attorneys-in-fact and proxies of the undersigned, with full power of substitution, to attend the Meeting of Shareholders of the Fund to be held April 30, 1997, at 6803 South Tucson Way, Englewood, Colorado 80112 at 10:00 A.M., Denver time and at all adjournments thereof, and to vote the shares held in the name of the undersigned on the record date for said meeting for the proposals specified on the reverse side. Said attorneys-in-fact shall vote in accordance with their best judgment as to any other matter.

Proxy solicited on behalf of the Board Of Directors, which
recommends a vote FOR each proposal on the reverse side.  The shares represented hereby will be voted as indicated on the reverse side or FOR if no choice is indicated.
                                                                     (over)
                                                     837


Oppenheimer Quest Capital    Proxy for Shareholders Meeting to
Value Fund, Inc. Class C Shares       be held April 30, 1997

Your shareholder           Your prompt response can save your Fund
vote is important          money.


                      Please vote, sign and mail your proxy ballot
                      (this card) in the enclosed postage-paid envelope today, no matter how many shares you own. A majority of the Fund's shares must be represented in person or by proxy. Please vote your proxy so your Fund can avoid the expense of another mailing.

                    Please detach at perforation before mailing.

1. To approve changes to certain of the Fund's fundamental investment policies. Proposal also includes changes to the investment objective. (Proposal No. 1)

    For ____             Against ____            Abstain ____

2.  To approve a Subadvisory Agreement between OppenheimerFunds,
Inc. and OpCap Advisors.  (Proposal No. 2)

    For ____             Against ____            Abstain ____

NOTE: Please sign exactly as your name(s) appear hereon. When signing as custodian, attorney, executor, administrator, trustee, etc., please give your full title as such. All joint owners should sign this proxy. If the account is registered in the name of a corporation, partnership or other entity, a duly authorized individual must sign on its behalf and give title.

                            Dated: ______________________, 1997
                                             (Month)      (Day)

                           ____  ______________________
                               Signature(s)

                          ____________________________
                                    Signature(s)

                          Please read both sides of this ballot.
                                                                        837